EXHIBIT 99.2

THIRD QUARTER 2013

Supplemental Operating and Financial Data

Camden Vantage - Atlanta, GA
Year Built - 2010
592 Apartment Homes
Acquired September 18, 2013

Camden Property Trust
Eleven Greenway Plaza, Suite 2400
Houston, Texas 77046
Phone: 713-354-2500  Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES
THIRD QUARTER 2013 OPERATING RESULTS

Houston, TEXAS (October 31, 2013) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and nine months ended September 30, 2013.

Funds From Operations (“FFO”)
FFO for the third quarter of 2013 totaled $1.04 per diluted share or $93.3 million, as compared to $0.93 per diluted share or $82.1 million for the same period in 2012.  FFO for the three months ended September 30, 2013 included: a $1.2 million or $0.01 per diluted share impact from additional promoted equity interest related to the sale of 14 joint venture properties during the second quarter of 2013.

FFO for the nine months ended September 30, 2013 totaled $3.03 per diluted share or $271.4 million, as compared to $2.65 per diluted share or $227.4 million for the same period in 2012.  FFO for the nine months ended September 30, 2013 included: a $5.0 million or $0.06 per diluted share impact from a promoted equity interest recognized in conjunction with the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from non-recurring fee income; a $0.6 million or $0.01 per diluted share charge related to executive separation costs; and a $0.7 million or $0.01 per diluted share gain on sale of undeveloped land.   FFO for the nine months ended September 30, 2012 included a $2.1 million or $0.02 per diluted share charge related to the redemption of perpetual preferred operating partnership units.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported EPS of $70.7 million or $0.80 per diluted share for the third quarter of 2013, as compared to $30.7 million or $0.35 per diluted share for the same period in 2012.  EPS for the three months ended September 30, 2013 included a $34.4 million or $0.39 per diluted share gain on sale of discontinued operations, and a $1.2 million or $0.01 per diluted share impact from additional promoted equity interest related to the sale of 14 joint venture properties during the second quarter of 2013. EPS for the three months ended September 30, 2012 included a $2.9 million or $0.03 per diluted share impact related to the gain on sale of an unconsolidated joint venture property.

For the nine months ended September 30, 2013, the Company reported EPS of $206.4 million or $2.34 per diluted share, as compared to $141.2 million or $1.67 per diluted share for the same period in 2012.  EPS for the nine months ended September 30, 2013 included: a $91.1 million or $1.03 per diluted share gain on sale of discontinued operations; a $13.0 million or $0.15 per diluted share gain on sale of unconsolidated joint venture properties; a $5.0 million or $0.06 per diluted share impact from a promoted equity interest recognized in conjunction with the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from non-recurring fee income; a $0.6 million or $0.01 per diluted share charge related to executive separation costs; and a $0.7 million or $0.01 per diluted share gain on sale of undeveloped land.  EPS for the nine months ended September 30, 2012 included: a $40.2 million or $0.47 per diluted share impact related to the gain on acquisition of the controlling interest in twelve joint ventures; a $32.5 million or $0.38 per diluted share impact related to the gain on sale of discontinued operations; a $2.9 million or $0.03 per diluted share impact related to the gain on sale of an unconsolidated joint venture property; and, a $2.1 million or $0.02 per diluted share charge related to the redemption of perpetual preferred operating partnership units.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 42,005 apartment homes included in consolidated same property results, third quarter 2013 same property NOI increased 5.6% compared to the third quarter of 2012, with revenues increasing 4.3% and expenses increasing 2.1%.  On a sequential basis, third quarter 2013 same property NOI increased 2.2% compared to the second quarter of 2013, with revenues increasing 1.7% and expenses increasing 0.7% compared to the prior quarter.  On a year-to-date basis, 2013 same property NOI increased 6.2%, with revenues increasing 5.2% and expenses increasing 3.5% compared to the same period in 2012. Same property physical occupancy levels for the portfolio averaged 95.4% during the third quarter of 2013, compared to 95.6% in the third quarter of 2012 and 95.4% in the second quarter of 2013.

The Company defines same property communities as communities owned and stabilized since January 1, 2012, excluding properties held for sale.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Acquisition Activity
The Company completed two acquisitions during the quarter for a total of $116.5 million: Camden Sotelo, a 170-home apartment community in Tempe, AZ, and Camden Vantage, a 592-home apartment community in Atlanta, GA.

Disposition Activity
The Company completed two dispositions during the quarter for a total of $54.9 million: Camden Pinnacle, a 224-home apartment community, and Camden Centennial, a 276-home apartment community, both located in Denver, CO.  Subsequent to quarter-end, the Company disposed of two additional communities which had been held for sale for $34.6 million: Camden Gardens, a 256-home apartment community, and Camden Springs, a 304-home apartment community, both located in Dallas, TX.

Development Activity
Lease-up was completed during the quarter at Camden City Centre II, a 268-home project in Houston, TX, which is currently 96% occupied.  In addition, both construction and lease-up were completed at Camden Miramar Phase IX in Corpus Christi, TX, a 75-unit expansion of an existing community.

Construction began during the quarter at three communities:  Camden Foothills in Scottsdale, AZ, a $50 million project with 220 apartment homes; Camden Hayden in Tempe, AZ, a $48 million project with 234 apartment homes; and Camden Gallery in Charlotte, NC, a $58 million project with 323 apartment homes.

Construction continued at seven additional wholly-owned development communities: Camden NOMA in Washington, DC, a $110 million project with 320 apartment homes; Camden Lamar Heights in Austin, TX, a $47 million project with 314 apartment homes; Camden Flatirons in Denver, CO, a $78 million project with 424 apartment homes; Camden Glendale in Glendale, CA, a $115 million project with 303 apartment homes; Camden Boca Raton in Boca Raton, FL, a $54 million project with 261 apartment homes; Camden Paces in Atlanta, GA, a $110 million project with 379 apartment homes; and Camden La Frontera in Round Rock, TX, a $36 million project with 300 apartment homes.

The Company also completed construction during the quarter at Camden South Capitol in Washington, DC, an $88 million joint venture project with 276 apartment homes which is currently 54% leased.  Construction continued at two other joint venture development communities: Camden Waterford Lakes in Orlando, FL, a $40 million project with 300 apartment homes which is currently 16% leased; and Camden Southline in Charlotte, NC, a $48 million project with 266 apartment homes.

Earnings Guidance
Camden updated its earnings guidance for 2013 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2013 FFO is expected to be $4.05 to $4.09 per diluted share, and full-year 2013 EPS is expected to be $2.75 to $2.79 per diluted share.  Fourth quarter 2013 earnings guidance is $1.02 to $1.06 per diluted share for FFO and $0.41 to $0.45 per diluted share for EPS.  Guidance for EPS excludes potential future gains on real estate transactions.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2013 earnings guidance is based on projections of same property revenue growth between 5.0% and 6.0% , expense growth between 3.25% and 4.25%, and NOI growth between 6.0% and 7.0%.  Additional information on the Company’s 2013 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, November 1, 2013 at 11:00 a.m. Central Time to review its third quarter 2013 results and discuss its outlook for future performance.  To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 7044032, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 178 properties containing 62,074 apartment homes across the United States.  Upon completion of 12 properties under development, the Company's portfolio will increase to 65,718 apartment homes in 190 properties. Camden was recently named by FORTUNE® Magazine for the sixth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #10.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

CAMDEN				FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended September 30,				Nine Months Ended September 30,
	2013		2012		2013		2012
Total property revenues (a)	$201,956		$181,763		$591,036		$520,685

EBITDA	117,124		108,032		340,573		309,267

Net income attributable to common shareholders	70,720		30,703		206,368		141,224
Per share - basic	0.80		0.36		2.35		1.69
Per share - diluted	0.80		0.35		2.34		1.67

Income from continuing operations attributable to common shareholders	34,662		26,814		111,791		98,391
Per share - basic	0.39		0.31		1.26		1.17
Per share - diluted	0.39		0.31		1.25		1.16

Funds from operations	93,330		82,113		271,407		227,409
Per share - diluted	1.04		0.93		3.03		2.65

Dividends per share	0.63		0.56		1.89		1.68
Dividend payout ratio	60.6%		60.2%		62.4%		63.4%

Interest expensed	24,275		25,865		73,967		78,795
Interest capitalized	4,157		3,095		10,829		9,386
Total interest incurred	28,432		28,960		84,796		88,181

Principal amortization	1,051		898		3,190		3,309
Preferred distributions	-		-		-		776

Net Debt to Annualized EBITDA (b)	5.6	x	5.5	x	5.7	x	5.8	x
Interest expense coverage ratio	4.8	x	4.2	x	4.6	x	3.9	x
Total interest coverage ratio	4.1	x	3.7	x	4.0	x	3.5	x
Fixed charge expense coverage ratio	4.6	x	4.0	x	4.4	x	3.7	x
Total fixed charge coverage ratio	4.0	x	3.6	x	3.9	x	3.4	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.2	x	3.6	x	3.2	x	3.6	x

Same property NOI increase (c)	5.6%		10.7%		6.2%		9.6%
(# of apartment homes included)	42,005		47,251		42,005		47,251

Gross turnover of apartment homes (annualized)	80%		80%		68%		67%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	70%		71%		59%		59%

					As of September 30,
					2013		2012
Total assets					$5,691,211		$5,217,960
Total debt					$2,665,037		$2,393,725
Common and common equivalent shares, outstanding end of period (d)					89,779		88,989
Share price, end of period					$61.44		$64.49
Book equity value, end of period (e)					$2,725,082		$2,533,108
Market equity value, end of period (f)					$5,516,022		$5,738,901

(a)	Excludes discontinued operations.

(b)	Net Debt is Notes Payable as reported at period end less Cash as reported at period end. Annualized EBITDA is EBITDA as reported for the period multiplied by either 4 for quarter results or 1.33 for 9 month results.

(c)	"Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.

(d)	Includes at September 30, 2013: 87,879 common shares (including 429 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (1,900).

(e)	Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(f)	Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING DATA	2013	2012	2013	2012
Property revenues
Rental revenues	$174,303	$155,984	$510,772	$447,728
Other property revenues	27,653	25,779	80,264	72,957
Total property revenues	201,956	181,763	591,036	520,685

Property expenses
Property operating and maintenance	52,109	49,531	151,711	140,662
Real estate taxes	21,618	17,932	64,919	53,085
Total property expenses	73,727	67,463	216,630	193,747

Non-property income
Fee and asset management	3,096	3,041	8,817	9,572
Interest and other income (loss)	86	3	1,176	(750)
Income (loss) on deferred compensation plans	2,315	(1,781)	5,212	3,820
Total non-property income	5,497	1,263	15,205	12,642

Other expenses
Property management	5,353	5,509	16,578	15,644
Fee and asset management	1,505	1,864	4,468	5,051
General and administrative	9,993	9,303	31,377	27,712
Interest	24,275	25,865	73,967	78,759
Depreciation and amortization	54,880	49,409	160,272	145,709
Amortization of deferred financing costs	875	909	2,689	2,721
Expense (benefit) on deferred compensation plans	2,315	(1,781)	5,212	3,820
Total other expenses	99,196	91,078	294,563	279,416

Gain on sale of land	-	-	698	-
Gain on acquisition of controlling interest in joint ventures	-	-	-	40,191
Equity in income of joint ventures	1,926	3,688	20,658	4,686
Income from continuing operations before income taxes	36,456	28,173	116,404	105,041
Income tax expense - current	(720)	(334)	(1,587)	(992)
Income from continuing operations	35,736	27,839	114,817	104,049
Income from discontinued operations	1,656	3,964	5,296	11,164
Gain on sale of discontinued operations, net of tax	34,410	-	91,059	32,541
Net income	71,802	31,803	211,172	147,754
Less income allocated to non-controlling interests from continuing operations	(1,074)	(1,025)	(3,026)	(2,807)
Less income, including gain on sale, allocated to non-controlling interests from discontinued operations	(8)	(75)	(1,778)	(872)
Less income allocated to perpetual preferred units	-	-	-	(776)
Less write off of original issuance costs of redeemed perpetual preferred units	-	-	-	(2,075)
Net income attributable to common shareholders	$70,720	$30,703	$206,368	$141,224

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$71,802	$31,803	$211,172	$147,754
Other comprehensive income
Reclassification of prior service cost and net loss on post retirement obligations	14	7	41	23
Comprehensive income	71,816	31,810	211,213	147,777
Less income allocated to non-controlling interests from continuing operations	(1,074)	(1,025)	(3,026)	(2,807)
Less income, including gain on sale, allocated to non-controlling interests from discontinued operations	(8)	(75)	(1,778)	(872)
Less income allocated to perpetual preferred units	-	-	-	(776)
Less write off of original issuance costs of redeemed perpetual preferred units	-	-	-	(2,075)
Comprehensive income attributable to common shareholders	$70,734	$30,710	$206,409	$141,247

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.80	$0.36	$2.35	$1.69
Net income attributable to common shareholders - diluted	0.80	0.35	2.34	1.67
Income from continuing operations attributable to common shareholders - basic	0.39	0.31	1.26	1.17
Income from continuing operations attributable to common shareholders - diluted	0.39	0.31	1.25	1.16

Weighted average number of common and
common equivalent shares outstanding:
Basic	87,449	85,631	87,117	82,923
Diluted	87,902	86,293	88,429	84,694

Note:  Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
FUNDS FROM OPERATIONS	2013	2012	2013	2012

Net income attributable to common shareholders	$70,720	$30,703	$206,368	$141,224
Real estate depreciation from continuing operations	53,635	48,298	156,709	142,376
Real estate depreciation and amortization from discontinued operations	908	3,400	3,301	10,714
Adjustments for unconsolidated joint ventures	1,395	1,885	4,316	6,198
Income allocated to noncontrolling interests	1,082	702	4,804	2,504
(Gain) on sale of unconsolidated joint venture properties	-	(2,875)	(13,032)	(2,875)
(Gain) on acquisition of controlling interests in joint ventures	-	-	-	(40,191)
(Gain) on sale of discontinued operations, net of tax	(34,410)	-	(91,059)	(32,541)
Funds from operations - diluted	$93,330	$82,113	$271,407	$227,409

PER SHARE DATA
Funds from operations - diluted	$1.04	$0.93	$3.03	$2.65
Cash distributions	0.63	0.56	1.89	1.68

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	89,802	88,514	89,515	85,822

PROPERTY DATA
Total operating properties (end of period) (a)	180	203	180	203
Total operating apartment homes in operating properties (end of period) (a)	62,634	68,831	62,634	68,831
Total operating apartment homes (weighted average)	54,517	54,934	54,338	53,870
Total operating apartment homes - excluding discontinued operations (weighted average)	52,743	49,678	52,324	48,483

(a) Includes joint ventures and properties held for sale.

Note:  Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN			BALANCE SHEETS
			(In thousands)

(Unaudited)	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sept 30,
	2013	2013	2013	2012	2012
ASSETS
Real estate assets, at cost
Land	$967,121	$965,257	$949,244	$949,777	$929,289
Buildings and improvements	5,596,754	5,552,095	5,404,616	5,389,674	5,359,707
	6,563,875	6,517,352	6,353,860	6,339,451	6,288,996
Accumulated depreciation	(1,619,325)	(1,604,402)	(1,552,499)	(1,518,896)	(1,542,530)
Net operating real estate assets	4,944,550	4,912,950	4,801,361	4,820,555	4,746,466
Properties under development, including land	438,968	393,694	339,848	334,463	280,948
Investments in joint ventures	43,338	44,630	45,260	45,092	46,566
Properties held for sale	58,765	-	14,986	30,517	6,373
Total real estate assets	5,485,621	5,351,274	5,201,455	5,230,627	5,080,353
Accounts receivable - affiliates	27,474	27,274	26,948	33,625	28,874
Other assets, net (a)	112,520	94,847	89,233	88,260	96,401
Cash and cash equivalents	4,707	6,506	59,642	26,669	5,590
Restricted cash	60,889	6,381	5,578	5,991	6,742
Total assets	$5,691,211	$5,486,282	$5,382,856	$5,385,172	$5,217,960

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,721,998	$1,579,733	$1,538,471	$1,538,212	$1,415,354
Secured	943,039	944,090	945,134	972,256	978,371
Accounts payable and accrued expenses	124,336	100,279	102,307	101,896	118,879
Accrued real estate taxes	50,247	36,863	20,683	28,452	43,757
Distributions payable	56,793	56,821	56,559	49,969	49,940
Other liabilities (b)	69,716	63,366	69,679	67,679	78,551
Total liabilities	2,966,129	2,781,152	2,732,833	2,758,464	2,684,852

Commitments and contingencies
Non-Qualified deferred compensation share awards	47,092	-	-	-	-

Equity
Common shares of beneficial interest	967	967	962	962	959
Additional paid-in capital	3,595,536	3,625,283	3,590,261	3,587,505	3,580,528
Distributions in excess of net income attributable to common shareholders	(571,935)	(574,286)	(590,831)	(598,951)	(692,235)
Treasury shares, at cost	(410,309)	(410,665)	(412,643)	(425,355)	(425,756)
Accumulated other comprehensive loss (c)	(1,021)	(1,035)	(1,048)	(1,062)	(660)
Total common equity	2,613,238	2,640,264	2,586,701	2,563,099	2,462,836
Noncontrolling interests	64,752	64,866	63,322	63,609	70,272
Total equity	2,677,990	2,705,130	2,650,023	2,626,708	2,533,108
Total liabilities and equity	$5,691,211	$5,486,282	$5,382,856	$5,385,172	$5,217,960

(a) Includes:
net deferred charges of:	$13,243	$14,008	$14,861	$15,635	$13,695

(b) Includes:
deferred revenues of:	$1,979	$1,336	$2,158	$2,521	$1,746
distributions in excess of investments in joint ventures of:	$-	$-	$9,718	$9,509	$16,708
fair value adjustment of derivative instruments:	$-	$-	($2)	($1)	$185

(c) Represents the unrealized loss and unamortized prior service costs on post retirement obligations.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2013 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Under Construction	Held For Sale	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (a)	4,947	860	320	-	6,127	276	-	276	6,403
Houston, TX	3,353	2,559	-	-	5,912	3,152	-	3,152	9,064
Tampa, FL	4,733	540	-	-	5,273	450	-	450	5,723
Dallas, TX	3,378	1,039	-	560	4,977	1,250	-	1,250	6,227
Las Vegas, NV	3,969	949	-	-	4,918	-	-	-	4,918
Los Angeles/Orange County, CA	2,060	421	303	-	2,784	-	-	-	2,784
SE Florida	2,520	-	261	-	2,781	-	-	-	2,781
Orlando, FL	2,818	858	-	-	3,676	-	300	300	3,976
Charlotte, NC	3,134	-	323	-	3,457	-	266	266	3,723
Atlanta, GA	2,894	815	379	-	4,088	234	-	234	4,322
Denver, CO	1,351	590	424	-	2,365	-	-	-	2,365
Raleigh, NC	2,266	438	-	-	2,704	350	-	350	3,054
Phoenix, AZ	1,084	1,011	454	720	3,269	-	-	-	3,269
San Diego/Inland Empire, CA	1,196	469	-	-	1,665	-	-	-	1,665
Austin, TX	1,670	-	614	-	2,284	1,360	-	1,360	3,644
Other	632	930	-	-	1,562	798	-	798	2,360

Total Portfolio	42,005	11,479	3,078	1,280	57,842	7,870	566	8,436	66,278

(a)	D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property"	Operating	Incl. JVs at	Sep 30	Jun 30	Mar 31	Dec 31	Sept 30
	Communities	Communities (b)	Pro Rata % (c)	2013	2013	2013	2012	2012
D.C. Metro	18.1%	16.8%	16.4%	95.5%	95.5%	95.5%	95.7%	96.2%
Houston, TX	9.1%	12.3%	12.9%	96.1%	96.5%	96.0%	95.4%	96.1%
Tampa, FL	8.0%	7.4%	7.4%	95.1%	95.5%	95.0%	94.7%	95.2%
Dallas, TX	6.2%	7.0%	7.3%	95.4%	95.4%	94.9%	94.6%	95.3%
Las Vegas, NV	6.2%	6.3%	6.2%	95.1%	94.2%	92.4%	92.4%	92.9%
Los Angeles/Orange County, CA	7.3%	6.7%	6.6%	95.5%	95.6%	95.7%	96.2%	95.4%
SE Florida	8.2%	6.6%	6.5%	95.5%	95.1%	94.9%	95.3%	95.4%
Orlando, FL	5.4%	5.7%	5.6%	95.6%	95.8%	95.3%	95.3%	95.4%
Charlotte, NC	7.2%	5.8%	5.7%	96.6%	96.4%	96.1%	95.6%	96.5%
Atlanta, GA	5.9%	5.1%	5.0%	95.2%	95.3%	95.2%	95.5%	95.6%
Denver, CO	3.7%	4.1%	4.0%	95.4%	94.7%	94.8%	95.2%	95.6%
Raleigh, NC	4.5%	4.2%	4.2%	96.2%	95.0%	94.7%	94.6%	95.7%
Phoenix, AZ	2.2%	3.9%	3.8%	92.6%	92.3%	93.0%	92.5%	93.5%
San Diego/Inland Empire, CA	3.7%	3.8%	3.7%	94.2%	94.3%	93.2%	93.3%	94.9%
Austin, TX	3.0%	2.4%	2.6%	95.8%	94.7%	95.0%	95.0%	95.6%
Other	1.3%	1.9%	2.1%	95.9%	96.7%	95.3%	94.4%	95.0%

Total Portfolio	100.0%	100.0%	100.0%	95.4%	95.3%	94.8%	94.7%	95.2%

(b)	Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.
(c)	Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(d)	Occupancy figures include all stabilized operating communities including those held through non-consolidated joint venture investments.

CAMDEN			COMPONENTS OF
			PROPERTY NET OPERATING INCOME
			(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2013	2012	Change	2013	2012	Change
"Same Property" Communities (a)	42,005	$160,058	$153,442	$6,616	$472,271	$449,044	$23,227
Non-"Same Property" Communities (b)	11,479	40,513	26,998	13,515	114,082	66,835	47,247
Development and Lease-Up Communities (c)	3,078	-	-	-	-	-	-
Other (d)	-	1,385	1,323	62	4,683	4,806	(123)
Total Property Revenues	56,562	$201,956	$181,763	$20,193	$591,036	$520,685	$70,351

Property Expenses
"Same Property" Communities (a)	42,005	$57,798	$56,593	$1,205	$171,838	$166,085	$5,753
Non-"Same Property" Communities (b)	11,479	15,302	10,237	5,065	42,253	25,234	17,019
Development and Lease-Up Communities (c)	3,078	-	-	-	-	-	-
Other (d)	-	627	633	(6)	2,539	2,428	111
Total Property Expenses	56,562	$73,727	$67,463	$6,264	$216,630	$193,747	$22,883

Property Net Operating Income
"Same Property" Communities (a)	42,005	$102,260	$96,849	$5,411	$300,433	$282,959	$17,474
Non-"Same Property" Communities (b)	11,479	25,211	16,761	8,450	71,829	41,601	30,228
Development and Lease-Up Communities (c)	3,078	-	-	-	-	-	-
Other (d)	-	758	690	68	2,144	2,378	(234)
Total Property Net Operating Income	56,562	$128,229	$114,300	$13,929	$374,406	$326,938	$47,468

Income from Discontinued Operations (e)		Three Months Ended September 30,			Nine Months Ended September 30,
		2013	2012		2013	2012
Property revenues		$4,455	$13,545		$14,988	$40,528
Property expenses		(1,891)	(6,181)		(6,391)	(18,614)
Property net operating income		$2,564	$7,364		$8,597	$21,914
Interest		-	-		-	(36)
Depreciation and amortization		(908)	(3,400)		(3,301)	(10,714)
Gain on sale of discontinued operations, net of tax		34,410	-		91,059	32,541
Income, including gain on sale, allocated to non-controlling interests		(8)	(75)		(1,778)	(872)
Income attributable to common shareholders		$36,058	$3,889		$94,577	$42,833

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.
(b)	Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2012, excluding properties held for sale.
(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2012, excluding properties held for sale.
(d)
"Other" includes results from non-multifamily rental properties, above/below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.

(e)	Represents operating results for communities held for sale or disposed of during 2012 and 2013, of which Camden has no continuing involvement.

			"SAME PROPERTY"
CAMDEN				THIRD QUARTER COMPARISONS
				SEPTEMBER 30, 2013
				(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	3Q13	3Q12	Growth	3Q13	3Q12	Growth	3Q13	3Q12	Growth

D.C. Metro	$26,455	$26,197	1.0%	$7,934	$7,641	3.8%	$18,521	$18,556	(0.2%)
Houston, TX	14,375	13,273	8.3%	5,034	4,614	9.1%	9,341	8,659	7.9%
Tampa, FL	14,006	13,541	3.4%	5,805	5,864	(1.0%)	8,201	7,677	6.8%
Dallas, TX	10,854	10,346	4.9%	4,525	4,422	2.3%	6,329	5,924	6.8%
Las Vegas, NV	10,314	10,165	1.5%	3,980	3,983	(0.1%)	6,334	6,182	2.5%
Los Angeles/Orange County, CA	11,210	10,634	5.4%	3,708	3,528	5.1%	7,502	7,106	5.6%
SE Florida	13,158	12,496	5.3%	4,789	4,532	5.7%	8,369	7,964	5.1%
Orlando, FL	9,030	8,639	4.5%	3,540	3,496	1.3%	5,490	5,143	6.7%
Charlotte, NC	11,152	10,478	6.4%	3,771	3,671	2.7%	7,381	6,807	8.4%
Atlanta, GA	9,725	9,161	6.2%	3,681	3,803	(3.2%)	6,044	5,358	12.8%
Denver, CO	5,354	5,054	5.9%	1,604	1,587	1.1%	3,750	3,467	8.2%
Raleigh, NC	6,993	6,648	5.2%	2,350	2,387	(1.6%)	4,643	4,261	9.0%
Phoenix, AZ	3,587	3,460	3.7%	1,371	1,339	2.4%	2,216	2,121	4.5%
San Diego/Inland Empire, CA	6,088	5,958	2.2%	2,319	2,309	0.4%	3,769	3,649	3.3%
Austin, TX	5,648	5,411	4.4%	2,596	2,618	(0.8%)	3,052	2,793	9.3%
Corpus Christi, TX	2,109	1,981	6.5%	791	799	(1.0%)	1,318	1,182	11.5%

Total Same Property	$160,058	$153,442	4.3%	$57,798	$56,593	2.1%	$102,260	$96,849	5.6%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	3Q13	3Q12	Change	3Q13	3Q12	Change

D.C. Metro	4,947		18.1%	95.6%	96.3%	(0.7%)	$1,655	$1,627	1.8%
Houston, TX	3,353		9.1%	95.6%	96.6%	(1.0%)	1,323	1,214	8.9%
Tampa, FL	4,733		8.0%	95.0%	95.3%	(0.3%)	857	824	4.1%
Dallas, TX	3,378		6.2%	95.0%	95.5%	(0.5%)	970	913	6.3%
Las Vegas, NV	3,969		6.2%	95.0%	94.0%	1.0%	761	760	0.2%
Los Angeles/Orange County, CA	2,060		7.3%	95.7%	95.2%	0.5%	1,713	1,638	4.6%
SE Florida	2,520		8.2%	95.4%	95.4%	0.0%	1,630	1,544	5.6%
Orlando, FL	2,818		5.4%	96.1%	95.4%	0.7%	952	920	3.4%
Charlotte, NC	3,134		7.2%	96.7%	96.8%	(0.1%)	1,081	1,008	7.2%
Atlanta, GA	2,894		5.9%	94.9%	95.8%	(0.9%)	1,005	937	7.3%
Denver, CO	1,351		3.7%	94.7%	95.6%	(0.9%)	1,217	1,122	8.5%
Raleigh, NC	2,266		4.5%	95.8%	95.8%	0.0%	915	870	5.2%
Phoenix, AZ	1,084		2.2%	92.5%	93.7%	(1.2%)	987	939	5.1%
San Diego/Inland Empire, CA	1,196		3.7%	95.0%	94.9%	0.1%	1,601	1,553	3.1%
Austin, TX	1,670		3.0%	95.2%	95.7%	(0.5%)	1,010	948	6.5%
Corpus Christi, TX	632		1.3%	96.2%	95.6%	0.6%	957	874	9.5%

Total Same Property	42,005		100.0%	95.4%	95.6%	(0.2%)	$1,157	$1,103	4.9%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.
(b)	Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN				SEQUENTIAL QUARTER COMPARISONS
						SEPTEMBER 30, 2013
				(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	3Q13	2Q13	Growth	3Q13	2Q13	Growth	3Q13	2Q13	Growth

D.C. Metro	$26,455	$26,241	0.8%	$7,934	$7,932	0.0%	$18,521	$18,309	1.2%
Houston, TX	14,375	14,193	1.3%	5,034	5,349	(5.9%)	9,341	8,844	5.6%
Tampa, FL	14,006	13,813	1.4%	5,805	5,783	0.4%	8,201	8,030	2.1%
Dallas, TX	10,854	10,656	1.9%	4,525	4,463	1.4%	6,329	6,193	2.2%
Las Vegas, NV	10,314	10,001	3.1%	3,980	3,744	6.3%	6,334	6,257	1.2%
Los Angeles/Orange County, CA	11,210	10,925	2.6%	3,708	3,648	1.6%	7,502	7,277	3.1%
SE Florida	13,158	13,042	0.9%	4,789	4,596	4.2%	8,369	8,446	(0.9%)
Orlando, FL	9,030	8,878	1.7%	3,540	3,415	3.7%	5,490	5,463	0.5%
Charlotte, NC	11,152	10,940	1.9%	3,771	3,680	2.5%	7,381	7,260	1.7%
Atlanta, GA	9,725	9,475	2.6%	3,681	3,705	(0.6%)	6,044	5,770	4.7%
Denver, CO	5,354	5,260	1.8%	1,604	1,596	0.5%	3,750	3,664	2.3%
Raleigh, NC	6,993	6,836	2.3%	2,350	2,353	(0.1%)	4,643	4,483	3.6%
Phoenix, AZ	3,587	3,625	(1.0%)	1,371	1,316	4.2%	2,216	2,309	(4.0%)
San Diego/Inland Empire, CA	6,088	5,985	1.7%	2,319	2,389	(2.9%)	3,769	3,596	4.8%
Austin, TX	5,648	5,535	2.0%	2,596	2,620	(0.9%)	3,052	2,915	4.7%
Corpus Christi, TX	2,109	2,042	3.3%	791	784	0.9%	1,318	1,258	4.8%

Total Same Property	$160,058	$157,447	1.7%	$57,798	$57,373	0.7%	$102,260	$100,074	2.2%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	3Q13	2Q13	Change	3Q13	2Q13	Change

D.C. Metro	4,947		18.1%	95.6%	95.6%	0.0%	$1,655	$1,646	0.6%
Houston, TX	3,353		9.1%	95.6%	96.6%	(1.0%)	1,323	1,292	2.4%
Tampa, FL	4,733		8.0%	95.0%	95.5%	(0.5%)	857	846	1.4%
Dallas, TX	3,378		6.2%	95.0%	95.3%	(0.3%)	970	951	2.0%
Las Vegas, NV	3,969		6.2%	95.0%	94.5%	0.5%	761	756	0.8%
Los Angeles/Orange County, CA	2,060		7.3%	95.7%	95.6%	0.1%	1,713	1,686	1.6%
SE Florida	2,520		8.2%	95.4%	95.1%	0.3%	1,630	1,616	0.9%
Orlando, FL	2,818		5.4%	96.1%	95.9%	0.2%	952	941	1.2%
Charlotte, NC	3,134		7.2%	96.7%	96.4%	0.3%	1,081	1,056	2.4%
Atlanta, GA	2,894		5.9%	94.9%	95.1%	(0.2%)	1,005	974	3.2%
Denver, CO	1,351		3.7%	94.7%	95.3%	(0.6%)	1,217	1,182	3.0%
Raleigh, NC	2,266		4.5%	95.8%	94.8%	1.0%	915	898	1.9%
Phoenix, AZ	1,084		2.2%	92.5%	92.9%	(0.4%)	987	994	(0.7%)
San Diego/Inland Empire, CA	1,196		3.7%	95.0%	95.0%	0.0%	1,601	1,575	1.7%
Austin, TX	1,670		3.0%	95.2%	94.5%	0.7%	1,010	991	1.9%
Corpus Christi, TX	632		1.3%	96.2%	96.5%	(0.3%)	957	923	3.7%

Total Same Property	42,005		100.0%	95.4%	95.4%	0.0%	$1,157	$1,139	1.6%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.
(b)	Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN			YEAR TO DATE COMPARISONS
			SEPTEMBER 30, 2013
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2013	2012	Growth	2013	2012	Growth	2013	2012	Growth

D.C. Metro	$78,727	$76,667	2.7%	$23,488	$22,690	3.5%	$55,239	$53,977	2.3%
Houston, TX	42,378	38,530	10.0%	15,691	14,591	7.5%	26,687	23,939	11.5%
Tampa, FL	41,414	39,757	4.2%	17,379	17,066	1.8%	24,035	22,691	5.9%
Dallas, TX	31,960	30,161	6.0%	13,661	12,897	5.9%	18,299	17,264	6.0%
Las Vegas, NV	30,284	29,963	1.1%	11,505	11,328	1.6%	18,779	18,635	0.8%
Los Angeles/Orange County, CA	32,980	31,507	4.7%	10,925	10,203	7.1%	22,055	21,304	3.5%
SE Florida	38,988	36,819	5.9%	14,000	13,128	6.6%	24,988	23,691	5.5%
Orlando, FL	26,636	25,554	4.2%	10,434	10,295	1.4%	16,202	15,259	6.2%
Charlotte, NC	32,709	30,092	8.7%	11,097	10,941	1.4%	21,612	19,151	12.9%
Atlanta, GA	28,464	26,585	7.1%	10,949	11,102	(1.4%)	17,515	15,483	13.1%
Denver, CO	15,709	14,743	6.6%	4,706	4,662	0.9%	11,003	10,081	9.1%
Raleigh, NC	20,586	19,503	5.6%	6,951	6,875	1.1%	13,635	12,628	8.0%
Phoenix, AZ	10,750	10,288	4.5%	3,971	3,794	4.7%	6,779	6,494	4.4%
San Diego/Inland Empire, CA	17,901	17,424	2.7%	7,059	6,864	2.8%	10,842	10,560	2.7%
Austin, TX	16,633	15,772	5.5%	7,715	7,446	3.6%	8,918	8,326	7.1%
Corpus Christi, TX	6,152	5,679	8.3%	2,307	2,203	4.7%	3,845	3,476	10.6%

Total Same Property	$472,271	$449,044	5.2%	$171,838	$166,085	3.5%	$300,433	$282,959	6.2%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included		Contribution (a)	2013	2012	Change	2013	2012	Change

D.C. Metro	4,947		18.4%	95.6%	95.5%	0.1%	$1,646	$1,606	2.5%
Houston, TX	3,353		8.9%	96.3%	96.9%	(0.6%)	1,293	1,170	10.5%
Tampa, FL	4,733		8.0%	95.2%	94.9%	0.3%	847	815	3.9%
Dallas, TX	3,378		6.1%	95.2%	95.6%	(0.4%)	952	889	7.1%
Las Vegas, NV	3,969		6.2%	94.4%	93.7%	0.7%	757	758	(0.2%)
Los Angeles/Orange County, CA	2,060		7.3%	95.7%	95.4%	0.3%	1,688	1,618	4.3%
SE Florida	2,520		8.3%	95.1%	95.3%	(0.2%)	1,613	1,521	6.1%
Orlando, FL	2,818		5.4%	95.9%	95.4%	0.5%	942	908	3.7%
Charlotte, NC	3,134		7.2%	96.4%	96.4%	0.0%	1,057	969	9.1%
Atlanta, GA	2,894		5.8%	95.1%	95.2%	(0.1%)	979	915	7.0%
Denver, CO	1,351		3.7%	94.9%	95.3%	(0.4%)	1,185	1,092	8.5%
Raleigh, NC	2,266		4.5%	95.1%	95.5%	(0.4%)	900	852	5.7%
Phoenix, AZ	1,084		2.3%	92.9%	93.9%	(1.0%)	988	928	6.5%
San Diego/Inland Empire, CA	1,196		3.6%	94.4%	94.0%	0.4%	1,578	1,537	2.7%
Austin, TX	1,670		3.0%	94.7%	95.5%	(0.8%)	993	928	7.0%
Corpus Christi, TX	632		1.3%	96.0%	95.8%	0.2%	928	850	9.2%

Total Same Property	42,005		100.0%	95.3%	95.3%	0.0%	$1,140	$1,083	5.3%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.
(b)	Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

	"SAME PROPERTY" OPERATING EXPENSE
CAMDEN	DETAIL AND COMPARISONS
	SEPTEMBER 30, 2013
	(In thousands)

(Unaudited)
					% of Actual 3Q13 Operating
Quarterly Comparison (a)	3Q13	3Q12	$ Change	% Change	Expenses

Property taxes	$16,664	$15,036	$1,628	10.8%	28.8%
Salaries and Benefits for On-site Employees	13,674	13,539	135	1.0%	23.7%
Utilities	12,945	12,957	(12)	(0.1%)	22.4%
Repairs and Maintenance	8,313	9,148	(835)	(9.1%)	14.4%
Property Insurance	2,741	2,474	267	10.8%	4.7%
Other	3,461	3,439	22	0.6%	6.0%

Total Same Property	$57,798	$56,593	$1,205	2.1%	100.0%

					% of Actual 3Q13 Operating
Sequential Comparison (a)	3Q13	2Q13	$ Change	% Change	Expenses

Property taxes	$16,664	$17,129	($465)	(2.7%)	28.8%
Salaries and Benefits for On-site Employees	13,674	13,415	259	1.9%	23.7%
Utilities	12,945	12,126	819	6.8%	22.4%
Repairs and Maintenance	8,313	8,053	260	3.2%	14.4%
Property Insurance	2,741	3,272	(531)	(16.2%)	4.7%
Other	3,461	3,378	83	2.5%	6.0%

Total Same Property	$57,798	$57,373	$425	0.7%	100.0%

					% of Actual 2013 Operating
Year to Date Comparison (a)	2013	2012	$ Change	% Change	Expenses

Property taxes	$50,759	$45,364	$5,395	11.9%	29.5%
Salaries and Benefits for On-site Employees	39,870	$39,535	335	0.8%	23.2%
Utilities	37,063	$37,528	(465)	(1.2%)	21.6%
Repairs and Maintenance	23,955	$25,206	(1,251)	(5.0%)	13.9%
Property Insurance	9,897	$8,114	1,783	22.0%	5.8%
Other	10,294	$10,338	(44)	(0.4%)	6.0%

Total Same Property	$171,838	$166,085	$5,753	3.5%	100.0%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Nine Months Ended
	September 30,			September 30,
OPERATING DATE (a)	2013	2012		2013	2012
Property Revenues
Rental revenues	$4,889	$6,964		$15,878	$20,988
Other property revenues	655	1,100		2,273	3,157
Total property revenues	5,544	8,064		18,151	24,145

Property Expenses
Property operating and maintenance	1,504	2,494		5,064	7,197
Real estate taxes	878	966		2,677	3,008
Total property expenses	2,382	3,460		7,741	10,205

Net Operating Income (NOI)	3,162	4,604		10,410	13,940

Other expenses
Interest	1,027	1,772		3,360	5,593
Depreciation and amortization	1,399	1,928		4,319	6,289
Other	32	91		125	247
Total other expenses	2,458	3,791		7,804	12,129

Promoted equity interests	1,222	-		5,020	-
Gain on sale of properties, net	-	2,875		13,032	2,875

Equity in income of joint ventures	$1,926	$3,688		$20,658	$4,686

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2013	2013	2013	2012	2012
BALANCE SHEET DATA (b)
Land	$113,473	$110,549	$126,010	$125,707	$147,126
Buildings and improvements	722,921	705,450	828,505	823,820	1,002,759
	836,394	815,999	954,515	949,527	1,149,885
Accumulated depreciation	(58,588)	(51,587)	(143,212)	(135,146)	(170,390)
Real estate assets, net	777,806	764,412	811,303	814,381	979,495
Properties under development and land	35,562	42,778	91,821	83,573	70,574
Cash and other assets, net	13,226	21,077	14,646	19,830	17,994
Total assets	$826,594	$828,267	$917,770	$917,784	$1,068,063

Notes payable	$563,191	$555,406	$724,775	$712,707	$844,680
Other liabilities	28,498	29,848	27,461	39,911	34,677
Total liabilities	591,689	585,254	752,236	752,618	879,357

Members' equity	234,905	243,013	165,534	165,166	188,706
Total liabilities and members' equity	$826,594	$828,267	$917,770	$917,784	$1,068,063

Camden's equity investment	$43,338	$44,630	$45,260	$45,092	$46,566
Distributions in excess of investment in joint ventures	$-	$-	($9,718)	($9,509)	($16,708)

Camden's pro-rata share of debt	$112,638	$111,081	$144,955	$142,541	$171,215

PROPERTY DATA (end of period)
Total operating properties	24	23	37	37	44
Total operating apartment homes	7,870	7,594	10,692	10,692	13,165
Pro rata share of operating apartment homes	1,574	1,519	2,138	2,138	2,556
Total development properties	2	3	2	2	1
Total development apartment homes	566	842	576	576	276
Pro rata share of development apartment homes	113	168	115	115	55

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN						CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2013 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations

UNDER CONSTRUCTION
1.	Camden NOMA	320	$110.0	$92.7	$92.7	4Q11	1Q14	2Q14	2Q15
	Washington, DC
2.	Camden Lamar Heights	314	47.0	20.1	20.1	2Q12	1Q14	2Q14	3Q15
	Austin, TX
3.	Camden Flatirons	424	78.0	35.8	35.8	3Q12	2Q14	4Q14	4Q16
	Denver, CO
4.	Camden Glendale	303	115.0	46.4	46.4	4Q12	1Q15	3Q15	1Q16
	Glendale, CA
5.	Camden Boca Raton	261	54.0	17.6	17.6	4Q12	3Q14	4Q14	1Q16
	Boca Raton, FL
6.	Camden Paces	379	110.0	38.5	38.5	4Q12	2Q14	2Q15	2Q17
	Atlanta, GA
7.	Camden La Frontera	300	36.0	7.0	7.0	2Q13	2Q14	1Q15	4Q15
	Round Rock, TX
8.	Camden Foothills	220	50.0	14.1	14.1	3Q13	4Q14	2Q15	3Q15
	Scottsdale, AZ
9.	Camden Hayden (a)	234	48.0	10.7	10.7	3Q13	4Q14	2Q15	3Q15
	Tempe, AZ
10.	Camden Gallery	323	58.0	10.9	10.9	3Q13	1Q15	4Q15	2Q16
	Charlotte, NC

Total Development Communities		3,078	$706.0	$293.8	$293.8

Additional Development Pipeline & Land (b)					145.2

Total Properties Under Development and Land (per Balance Sheet)					$439.0

								Total Cost	3Q13 NOI
NOI Contribution from Communities that Stabilized During Quarter								$41.0	$0.8

						Estimated/Actual Dates for
Joint Venture Completed		Total	Total	Total		Construction	Initial	Construction	Stabilized	As of 10/27/2013
Communities in Lease-Up		Homes	Budget	Cost		Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden South Capitol	276	$88.0	$76.9		2Q11	2Q13	3Q13	3Q14	54%	49%
	Washington, DC

Total Joint Venture Completed Communities in Lease-Up		276	$88.0	$76.9						54%	49%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/27/2013
Joint Venture Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Waterford Lakes	300	$40.0	$27.0	$27.0	4Q12	4Q13	3Q14	4Q15	16%	7%
	Orlando, FL
2.	Camden Southline	266	48.0	10.4	10.4	2Q13	1Q15	3Q15	4Q15
	Charlotte, NC

Total Joint Venture Development Communities		566	$88.0	$37.4	$37.4

(a) Formerly known as Camden Vida.
(b) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		DEVELOPMENT PIPELINE & LAND

(Unaudited)
AS OF SEPTEMBER 30, 2013 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES (a)		Homes	Estimated Cost (b)	Cost to Date

1.	Camden Victory Park	423	$82.0	$16.8
	Dallas, TX
2.	Camden Hollywood	287	145.0	27.4
	Los Angeles, CA
3.	Camden Chandler (c)	380	75.0	6.1
	Chandler, AZ
4.	Camden Atlantic	286	62.0	10.4
	Plantation, FL
5.	Camden Lincoln Station	275	48.0	5.7
	Denver, CO
6.	Camden McGowen Station	251	40.0	7.7
	Houston, TX
7.	Camden Buckhead	390	70.0	18.5
	Atlanta, GA

Development Pipeline		2,292	$522.0	$92.6

LAND HOLDINGS		Acreage		Cost to Date

	Washington, DC	0.9		$17.9
	Dallas, TX	7.2		8.6
	Houston, TX	11.5		6.5
	Atlanta, GA	3.0		5.3
	Las Vegas, NV	19.6		4.2
	Other	4.8		10.1

Land Holdings		47.0		$52.6

Total Development Pipeline and Land				$145.2

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold
	interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.
(b) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results,
	or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop as forecasted, estimates routinely
	require adjustment.
(c) Formerly known as Camden Desert Stone.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN			ACQUISITIONS & DISPOSITIONS

(Unaudited)

2013 ACQUISITION/DISPOSITION ACTIVITY ($ in millions)

Acquisitions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Post Oak	Houston, TX	356	2003	04/10/13
2.	Camden Sotelo	Tempe, AZ	170	2008/2012	09/11/13
3.	Camden Vantage	Atlanta, GA	592	2010	09/18/13

Total/Average Acquisitions		$225.0	1,118 Apartment Homes	2008

Dispositions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Live Oaks	Tampa, FL	770	1990	01/17/13
2.	Camden Reserve	Orlando, FL	526	1990/1991	04/10/13
3.	Camden Centennial	Littleton, CO	276	1985	09/30/13
4.	Camden Pinnacle	Westminster, CO	224	1985	09/30/13

Total/Average Dispositions		$158.8	1,796 Apartment Homes	1988

Land Dispositions		Location	Acres	Year Built	Closing Date
1.	Paces Tract	Atlanta, GA	2.0	N/A	01/15/13
2.	Andrau Tract	Houston, TX	1.7	N/A	02/15/13

Total/Average Land Dispositions		$6.6	3.7 Acres	N/A

Joint Venture Dispositions		Location	Apartment Homes	Year Built	Closing Date
1.	Oasis Bay	Las Vegas, NV	128	1990	05/23/13
2.	Oasis Crossings	Las Vegas, NV	72	1996	05/23/13
3.	Oasis Emerald	Las Vegas, NV	132	1988	05/23/13
4.	Oasis Gateway	Las Vegas, NV	360	1997	05/23/13
5.	Oasis Island	Las Vegas, NV	118	1990	05/23/13
6.	Oasis Landing	Las Vegas, NV	144	1990	05/23/13
7.	Oasis Meadows	Las Vegas, NV	383	1996	05/23/13
8.	Oasis Palms	Las Vegas, NV	208	1989	05/23/13
9.	Oasis Pearl	Las Vegas, NV	90	1989	05/23/13
10.	Oasis Place	Las Vegas, NV	240	1992	05/23/13
11.	Oasis Ridge	Las Vegas, NV	477	1984	05/23/13
12.	Oasis Sierra	Las Vegas, NV	208	1998	05/23/13
13.	Oasis Springs	Las Vegas, NV	304	1988	05/23/13
14.	Oasis Vinings	Las Vegas, NV	234	1994	05/23/13

Total/Average Joint Venture Dispositions		$200.2	3,098 Apartment Homes	1992
Pro Rata Joint Venture Dispositions		$40.0

CAMDEN						DEBT ANALYSIS
			(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2013:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured			Interest Rate on
Year (a)	Amortization	Maturities	Maturities	Total	% of Total	Maturing Debt
2013	$809	$-	$200,000	$200,809	7.5%	5.4%
2014	3,143	32,247	-	35,390	1.3%	3.2%
2015	2,019	-	250,000	252,019	9.5%	5.1%
2016	2,242	-	-	2,242	0.1%	N/A
2017	2,462	-	246,750	249,212	9.3%	5.7%
Thereafter	73,258	819,107	850,000	1,742,365	65.4%	4.2%
Total Maturing Debt	$83,933	$851,354	$1,546,750	$2,482,037	93.1%	4.5%

Unsecured Line of Credit	-	-	170,000	170,000	6.4%	1.0%
Other Short Term Borrowings	-	-	13,000	13,000	0.5%	1.0%
Total Debt	$83,933	$851,354	$1,729,750	$2,665,037	100.0%	4.3%

Weighted Average Maturity of Debt		6.1 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$394,652	14.8%	1.0%	5.0 Years
Fixed rate debt	2,270,385	85.2%	4.8%	6.3 Years
Total	$2,665,037	100.0%	4.3%	6.1 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,721,998	64.6%	4.3%	5.5 Years
Secured debt	943,039	35.4%	4.2%	7.2 Years
Total	$2,665,037	100.0%	4.3%	6.1 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$731,387	77.6%	5.1%	7.3 Years
Conventional variable-rate mortgage debt	175,000	18.5%	1.0%	5.0 Years
Tax exempt variable rate debt	36,652	3.9%	1.3%	14.7 Years
Total	$943,039	100.0%	4.2%	7.2 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	3Q13 NOI	% of Total
Unencumbered real estate assets	44,854	77.5%	$5,517,422	77.9%	$96,541	73.8%
Encumbered real estate assets	12,988	22.5%	1,565,019	22.1%	34,252	26.2%
Total	57,842	100.0%	$7,082,441	100.0%	$130,793	100.0%

Ratio of unencumbered assets at cost to unsecured debt is 3.2 times

(a)	Includes all available extension options.
(b)	Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN					DEBT MATURITY ANALYSIS
					(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2013 AND 2014:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter (a)	Amortization	Maturities	Maturities	Total	Maturing Debt
4Q 2013	$808	$-	$200,000	$200,808	5.4%
2013	$808	$-	$200,000	$200,808	5.4%

1Q 2014	$853	$-	$-	$853	N/A
2Q 2014	849	-	-	849	N/A
3Q 2014	852	32,247	-	33,099	3.2%
4Q 2014	589	-	-	589	N/A
2014	$3,143	$32,247	$-	$35,390	3.2%

(a) Includes all available extension options.

CAMDEN		DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤ 60%	32%	Yes

Secured Debt to Gross Asset Value	≤ 35%	11%	Yes

Consolidated EBITDA to Total Fixed Charges	≥ 150%	367%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	> 10.5%	21%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤ 60%	39%	Yes

Total Secured Debt to Total Asset Value	≤ 40%	14%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥ 150%	304%	Yes

Consolidated Income Available for Debt Service to Total	> 150%	402%	Yes
Annual Service Charges

(a)	For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b)	Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN			UNCONSOLIDATED REAL ESTATE INVESTMENTS
					DEBT ANALYSIS
			(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF SEPTEMBER 30, 2013:

	Future Scheduled Repayments				Weighted Average
		Secured			Interest Rate on
Year (a)	Amortization	Maturities	Total	% of Total	Maturing Debt
2013	$355	$-	$355	0.3%	N/A
2014	1,873	-	1,873	1.7%	N/A
2015	2,057	3,462	5,519	4.9%	3.4%
2016	1,933	37,041	38,974	34.6%	3.3%
2017	1,221	25,601	26,822	23.8%	3.2%
Thereafter	746	37,332	38,078	33.8%	4.4%
Total Maturing Debt	$8,185	$103,436	$111,621	99.1%	3.7%

Subscription lines of credit (b)	-	1,017	1,017	0.9%	1.5%
Total Debt	$8,185	$104,453	$112,638	100.0%	3.7%

Weighted Average Maturity of Debt		3.8 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$20,656	18.3%	2.2%	3.1 Years
Fixed rate debt	91,982	81.7%	4.0%	3.9 Years
Total	$112,638	100.0%	3.7%	3.8 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$91,982	81.7%	4.0%	3.9 Years
Conventional variable-rate mortgage debt	4,256	3.8%	2.1%	2.5 Years
Variable-rate construction loans	15,383	13.6%	2.3%	3.4 Years
Subscription lines of credit	1,017	0.9%	1.5%	1.3 Years
Total	$112,638	100.0%	3.7%	3.8 Years

REAL ESTATE ASSETS: (c)	Total Homes	Total Cost
Operating real estate assets	7,870	$836,394
Properties under development and land	566	35,562
Total	8,436	$871,956

(a)	Includes all available extension options.
(b)	As of September 30, 2013 these borrowings were drawn under the subscription lines of credit with $9.3 million in total capacity. Camden has a 20%
ownership interest in the borrowing entity.
(c)	Balance sheet and property data reported at 100%.

CAMDEN			UNCONSOLIDATED REAL ESTATE INVESTMENTS
			DEBT MATURITY ANALYSIS
				(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2013 and 2014:

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter (a)	Amortization	Secured Maturities	Total	Maturing Debt
4Q 2013	$355	$-	$355	N/A
2013	$355	$-	$355	N/A

1Q 2014	$436	$-	$436	N/A
2Q 2014	472	-	472	N/A
3Q 2014	477	-	477	N/A
4Q 2014(b)	488	1,017	1,505	1.5%
2014	$1,873	$1,017	$2,890	1.5%

(a)	Includes all available extension options.
(b)	4Q 2014 maturities includes subscription lines of credit with $1.0M (Camden's pro-rata share) outstanding as of September 30, 2013.
The lines of credit have $9.3 million in total capacity.

CAMDEN		CAPITALIZED EXPENDITURES
		& MAINTENANCE EXPENSE
		(In thousands, except unit data)

(Unaudited)
		Third Quarter 2013 (a)
		Capitalized			Expensed
		Weighted Average
	Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
	Interiors
	Floor coverings	5.4 years	$3,479	$64	$754	$14
	Appliances	9.6 years	1,363	25	245	4
	Painting	-	-	-	1,656	30
	Cabinetry/Countertops	10.0 years	461	8	-	-
	Other	9.0 years	1,809	33	498	9
	Exteriors
	Painting	5.0 years	1,813	33	-	-
	Carpentry	10.0 years	198	4	-	-
	Landscaping	5.7 years	532	10	2,770	51
	Roofing	20.0 years	943	17	78	1
	Site Drainage	10.0 years	133	2	-	-
	Fencing/Stair	10.0 years	285	5	-	-
	Other (c)	8.3 years	2,194	40	3,167	58
	Common Areas
	Mech., Elec., Plumbing	9.6 years	1,621	30	1,235	23
	Parking/Paving	5.0 years	297	5	-	-
	Pool/Exercise/Facility	8.3 years	1,950	36	443	8

	Total		$17,078	$313	$10,846	$199

	Weighted Average Apartment Homes			54,517		54,517

	Revenue Enhancing Expenditures (d)	10.0 years	$24,599	$9,131

	Revenue Enhanced Apartment Homes			2,694

		Year to Date 2013 (a)
		Capitalized			Expensed
		Weighted Average
	Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
	Interiors
	Floor coverings	5.4 years	$8,550	$157	$1,933	$36
	Appliances	9.6 years	3,789	70	643	12
	Painting	-	-	-	4,437	82
	Cabinetry/Countertops	10.0 years	1,266	23	-	-
	Other	9.0 years	4,433	82	1,446	27
	Exteriors
	Painting	5.0 years	4,481	82	-	-
	Carpentry	10.0 years	1,656	30	-	-
	Landscaping	5.7 years	1,319	24	8,850	163
	Roofing	20.0 years	2,395	44	204	4
	Site Drainage	10.0 years	240	4	-	-
	Fencing/Stair	10.0 years	791	15	-	-
	Other (c)	8.3 years	5,988	110	8,776	162
	Common Areas
	Mech., Elec., Plumbing	9.6 years	4,082	75	3,585	66
	Parking/Paving	5.0 years	693	13	-	-
	Pool/Exercise/Facility	8.3 years	6,527	120	1,170	22

	Total		$46,210	$850	$31,044	$571

	Weighted Average Apartment Homes			54,338		54,338

	Revenue Enhancing Expenditures (d)	10.0 years	$59,820	$9,559

	Revenue Enhanced Apartment Homes			6,258

(a)
Includes discontinued operations. Capitalized expenditures for discontinued operations were $354 and $1,163 for the three and nine months ended September 30, 2013, respectively. Total maintenance expenses for discontinued operations were $162 and $623 for the same periods, respectively.

(b)	Weighted average useful life of capitalized expenses for the three and nine months ended September 30, 2013.
(c)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(d)
Represents capital expenditures for the three and nine months ended September 30, 2013 spent on apartment unit renovatons (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
	DEFINITIONS & RECONCILIATIONS
	(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net income attributable to common shareholders	$70,720	$30,703	$206,368	$141,224
Real estate depreciation from continuing operations	53,635	48,298	156,709	142,376
Real estate depreciation and amortization from discontinued operations	908	3,400	3,301	10,714
Adjustments for unconsolidated joint ventures	1,395	1,885	4,316	6,198
Income allocated to noncontrolling interests	1,082	702	4,804	2,504
(Gain) on sale of unconsolidated joint venture properties	-	(2,875)	(13,032)	(2,875)
(Gain) on acquisition of controlling interest in joint ventures	-	-	-	(40,191)
(Gain) on sale of discontinued operations, net of tax	(34,410)	-	(91,059)	(32,541)
Funds from operations - diluted	$93,330	$82,113	$271,407	$227,409

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	87,902	86,293	88,429	84,694
FFO diluted	89,802	88,514	89,515	85,822

Net income attributable to common shareholders - diluted	$0.80	$0.35	$2.34	$1.67
FFO per common share - diluted	$1.04	$0.93	$3.03	$2.65

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	4Q13 Range		2013 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.41	$0.45	$2.75	$2.79
Expected real estate depreciation	0.58	0.58	2.34	2.34
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.06	0.06
Expected income allocated to non-controlling interests	0.01	0.01	0.07	0.07
(Gain) on sale of unconsolidated joint venture property	0.00	0.00	(0.15)	(0.15)
Realized (gain) on sale of discontinued operations	0.00	0.00	(1.02)	(1.02)
Expected FFO per share - diluted	$1.02	$1.06	$4.05	$4.09

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
	DEFINITIONS & RECONCILIATIONS
	(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net income attributable to common shareholders	$70,720	$30,703	$206,368	$141,224
Less: Fee and asset management income	(3,096)	(3,041)	(8,817)	(9,572)
Less: Interest and other (income) loss	(86)	(3)	(1,176)	750
Less: Income (loss) on deferred compensation plans	(2,315)	1,781	(5,212)	(3,820)
Plus: Property management expense	5,353	5,509	16,578	15,644
Plus: Fee and asset management expense	1,505	1,864	4,468	5,051
Plus: General and administrative expense	9,993	9,303	31,377	27,712
Plus: Interest expense	24,275	25,865	73,967	78,759
Plus: Depreciation and amortization	54,880	49,409	160,272	145,709
Plus: Amortization of deferred financing costs	875	909	2,689	2,721
Plus: Expense (benefit) on deferred compensation plans	2,315	(1,781)	5,212	3,820
Less: Gain on sale of land	-	-	(698)	-
Less: Gain on acquisition of controlling interests in joint ventures	-	-	-	(40,191)
Less: Equity in income of joint ventures	(1,926)	(3,688)	(20,658)	(4,686)
Plus: Income tax expense - current	720	334	1,587	992
Less: Income from discontinued operations	(1,656)	(3,964)	(5,296)	(11,164)
Less: Gain on sale of discontinued operations, net of tax	(34,410)	-	(91,059)	(32,541)
Plus: Income allocated to non-controlling interests from continuing operations	1,074	1,025	3,026	2,807
Plus: Income, including gain on sale, allocated to non-controlling interests from discontinued operations	8	75	1,778	872
Plus: Income allocated to perpetual preferred units	-	-	-	776
Plus: Write off of original issuance costs of redeemed perpetual preferred units	-	-	-	2,075
Net Operating Income (NOI)	$128,229	$114,300	$374,406	$326,938

"Same Property" Communities	$102,260	$96,849	$300,433	$282,959
Non-"Same Property" Communities	25,211	16,761	71,829	41,601
Development and Lease-Up Communities	-	-	-	-
Other	758	690	2,144	2,378
Net Operating Income (NOI)	$128,229	$114,300	$374,406	$326,938

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of discontinued operations, net of tax, and income (loss) allocated to non-controlling interests.
The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.
A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net income attributable to common shareholders	$70,720	$30,703	$206,368	$141,224
Plus: Interest expense	24,275	25,865	73,967	78,759
Plus: Amortization of deferred financing costs	875	909	2,689	2,721
Plus: Depreciation and amortization	54,880	49,409	160,272	145,709
Plus: Income allocated to perpetual preferred units	-	-	-	776
Plus: Write off of original issuance costs of redeemed perpetual preferred units	-	-	-	2,075
Plus: Income allocated to non-controlling interests from continuing operations	1,074	1,025	3,026	2,807
Plus: Income, including gain on sale, allocated to non-controlling interests from discontinued operations	8	75	1,778	872
Plus: Interest expense from discontinued operations	-	-	-	36
Plus: Income tax expense - current	720	334	1,587	992
Plus: Real estate depreciation and amortization from discontinued operations	908	3,400	3,301	10,714
Less: Gain on acquisition of controlling interests in joint ventures	-	-	-	(40,191)
Less: Gain on sale of land	-	-	(698)	-
Less: Equity in income of joint ventures	(1,926)	(3,688)	(20,658)	(4,686)
Less: Gain on sale of discontinued operations, net of tax	(34,410)	-	(91,059)	(32,541)
EBITDA	$117,124	$108,032	$340,573	$309,267

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Stable
	Standard & Poor's	BBB+	Stable
	Fitch	BBB+	Stable

Estimated Future Dates:		Q4 '13	Q1 '14	Q2 '14	Q3 '14
Earnings release & conference call		Early Feb	Early May	Late July	Early Nov

Dividend Information - Common Shares:		Q1 '13	Q2 '13	Q3 '13
Declaration Date		01/31/13	06/14/13	09/16/13
Record Date		03/28/13	06/28/13	09/30/13
Payment Date		04/17/13	07/17/13	10/17/13
Distributions Per Share		$0.63	$0.63	$0.63

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN							COMMUNITY TABLE
						Community Statistics as of 9/30/13

(Unaudited)							3Q13 Avg
			Year Placed	Average	Apartment	3Q13 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	92%	$944	$1.20
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	95%	691	0.66
Camden Legacy	Scottsdale	AZ	1996	1,067	428	92%	1,006	0.94
Camden Montierra	Scottsdale	AZ	1999	1,071	249	92%	1,191	1.11
Camden Pecos Ranch	Chandler	AZ	2001	924	272	92%	881	0.95
Camden San Marcos	Scottsdale	AZ	1995	984	320	91%	1,020	1.04
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	93%	1,007	0.97
Camden Sierra (1)	Peoria	AZ	1997	925	288	92%	702	0.76
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	95%	1,487	1.14
Camden Towne Center (1)	Glendale	AZ	1998	871	240	92%	696	0.80
TOTAL ARIZONA	10	Properties		990	2,815	93%	955	0.96

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	95%	1,686	1.67
Camden Harbor View	Long Beach	CA	2004	975	538	95%	2,061	2.11
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	1,882	1.86
Camden Martinique	Costa Mesa	CA	1986	794	714	96%	1,424	1.79
Camden Parkside	Fullerton	CA	1972	836	421	94%	1,293	1.55
Camden Sea Palms	Costa Mesa	CA	1990	891	138	97%	1,576	1.77
Total Los Angeles/Orange County	6	Properties		904	2,481	96%	1,642	1.82

Camden Landmark	Ontario	CA	2006	982	469	92%	1,339	1.36
Camden Old Creek	San Marcos	CA	2007	1,037	350	95%	1,670	1.61
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	94%	1,556	1.62
Camden Tuscany	San Diego	CA	2003	896	160	95%	2,134	2.38
Camden Vineyards	Murrieta	CA	2002	1,053	264	97%	1,258	1.20
Total San Diego/Inland Empire	5	Properties		991	1,665	94%	1,527	1.54

TOTAL CALIFORNIA	11	Properties		939	4,146	96%	1,596	1.70

Camden Belleview Station	Denver	CO	2009	888	270	96%	1,219	1.38
Camden Caley	Englewood	CO	2000	925	218	96%	1,104	1.19
Camden Denver West	Golden	CO	1997	1,015	320	97%	1,260	1.24
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	93%	1,363	1.19
Camden Interlocken	Broomfield	CO	1999	1,022	340	96%	1,293	1.28
Camden Lakeway	Littleton	CO	1997	932	451	94%	1,105	1.19
TOTAL COLORADO	6	Properties		993	1,941	95%	1,225	1.24

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	98%	1,529	1.44
Camden Clearbrook	Frederick	MD	2007	1,048	297	96%	1,366	1.30
Camden College Park	College Park	MD	2008	942	508	96%	1,588	1.69
Camden Dulles Station	Oak Hill	VA	2009	978	382	97%	1,651	1.69
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,692	1.60
Camden Fairfax Corner	Fairfax	VA	2006	934	488	95%	1,731	1.85
Camden Fallsgrove	Rockville	MD	2004	996	268	95%	1,714	1.72
Camden Grand Parc	Washington	DC	2002	674	105	93%	2,433	3.62
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,468	1.46
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	95%	1,616	1.57
Camden Monument Place	Fairfax	VA	2007	856	368	95%	1,531	1.79
Camden Potomac Yard	Arlington	VA	2008	835	378	96%	2,050	2.46
Camden Roosevelt	Washington	DC	2003	856	198	92%	2,554	2.98
Camden Russett	Laurel	MD	2000	992	426	95%	1,407	1.42
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,480	1.52
Camden South Capitol (2)(3)	Washington	DC	2013	821	276	Lease-up	2,189	2.67
Camden Summerfield	Landover	MD	2008	957	291	94%	1,592	1.67
Camden Summerfield II	Landover	MD	2012	936	187	95%	1,602	1.71
TOTAL DC METRO	18	Properties		956	6,083	96%	1,674	1.75

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,655	1.49
Camden Brickell	Miami	FL	2003	937	405	95%	1,793	1.91
Camden Doral	Miami	FL	1999	1,120	260	96%	1,604	1.43
Camden Doral Villas	Miami	FL	2000	1,253	232	95%	1,728	1.38
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	95%	1,863	1.79
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,384	1.15
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	95%	1,423	1.28
Total Southeast Florida	7	Properties		1,103	2,520	96%	1,630	1.48

Camden Club	Longwood	FL	1986	1,077	436	96%	914	0.85
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	95%	1,065	0.99
Camden Lago Vista	Orlando	FL	2005	955	366	96%	935	0.98
Camden LaVina	Orlando	FL	2012	970	420	95%	1,106	1.14
Camden Lee Vista	Orlando	FL	2000	937	492	97%	901	0.96
Camden Orange Court	Orlando	FL	2008	817	268	97%	1,151	1.41
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	96%	845	0.94
Camden Town Square	Orlando	FL	2012	986	438	93%	1,121	1.14
Camden World Gateway	Orlando	FL	2000	979	408	95%	1,013	1.04
Total Orlando	9	Properties		965	3,676	96%	989	1.03

CAMDEN							COMMUNITY TABLE
							Community Statistics as of 9/30/13

(Unaudited)							3Q13 Avg
			Year Placed	Average	Apartment	3Q13 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	95%	$913	$0.97
Camden Bay Pointe	Tampa	FL	1984	771	368	95%	734	0.95
Camden Bayside	Tampa	FL	1987/1989	748	832	96%	812	1.09
Camden Citrus Park	Tampa	FL	1985	704	247	96%	716	1.02
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	95%	762	1.04
Camden Lakeside	Brandon	FL	1986	729	228	94%	771	1.06
Camden Montague	Tampa	FL	2012	975	192	97%	1,148	1.18
Camden Preserve	Tampa	FL	1996	942	276	94%	1,145	1.22
Camden Providence Lakes	Brandon	FL	1996	1,024	260	96%	919	0.90
Camden Royal Palms	Brandon	FL	2006	1,017	352	94%	969	0.95
Camden Visconti (2)	Tampa	FL	2007	1,125	450	95%	1,157	1.03
Camden Westchase Park	Tampa	FL	2012	993	348	95%	1,234	1.24
Camden Westshore	Tampa	FL	1986	728	278	95%	901	1.24
Camden Woods	Tampa	FL	1986	1,223	444	95%	891	0.73
Total Tampa/St. Petersburg	14	Properties		897	5,723	95%	914	1.02

TOTAL FLORIDA	30	Properties		962	11,919	95%	1,088	1.13

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,085	1.18
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,008	1.02
Camden Deerfield	Alpharetta	GA	2000	1,187	292	92%	1,096	0.92
Camden Dunwoody	Atlanta	GA	1997	1,007	324	93%	1,013	1.01
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	95%	1,122	1.20
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	1,011	0.98
Camden Phipps (2)	Atlanta	GA	1996	1,018	234	97%	1,311	1.29
Camden River	Duluth	GA	1997	1,103	352	95%	937	0.85
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	95%	945	0.83
Camden St. Clair	Atlanta	GA	1997	999	336	94%	1,039	1.04
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	93%	780	0.77
Camden Vantage	Atlanta	GA	2010	901	592	97%	1,116	1.24
TOTAL GEORGIA	12	Properties		1,008	3,943	95%	1,040	1.03

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	94%	718	0.76
Camden Breeze	Las Vegas	NV	1989	846	320	94%	725	0.86
Camden Canyon	Las Vegas	NV	1995	987	200	97%	864	0.88
Camden Commons	Henderson	NV	1988	936	376	95%	755	0.81
Camden Cove	Las Vegas	NV	1990	898	124	95%	718	0.80
Camden Del Mar	Las Vegas	NV	1995	986	560	96%	909	0.92
Camden Fairways	Henderson	NV	1989	896	320	96%	880	0.98
Camden Hills	Las Vegas	NV	1991	439	184	94%	491	1.12
Camden Legends	Henderson	NV	1994	792	113	96%	819	1.03
Camden Palisades	Las Vegas	NV	1991	905	624	95%	721	0.80
Camden Pines	Las Vegas	NV	1997	982	315	95%	794	0.81
Camden Pointe	Las Vegas	NV	1996	983	252	96%	734	0.75
Camden Summit	Henderson	NV	1995	1,187	234	96%	1,107	0.93
Camden Tiara	Las Vegas	NV	1996	1,043	400	96%	854	0.82
Camden Vintage	Las Vegas	NV	1994	978	368	95%	699	0.71
TOTAL NEVADA	15	Properties		938	4,918	95%	787	0.84

Camden Ballantyne	Charlotte	NC	1998	1,045	400	96%	1,113	1.06
Camden Cotton Mills	Charlotte	NC	2002	905	180	96%	1,367	1.51
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,326	1.55
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	1,014	0.98
Camden Foxcroft	Charlotte	NC	1979	940	156	99%	889	0.95
Camden Grandview	Charlotte	NC	2000	1,057	266	98%	1,492	1.41
Camden Habersham	Charlotte	NC	1986	773	240	95%	753	0.97
Camden Pinehurst	Charlotte	NC	1967	1,147	407	98%	897	0.78
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	964	0.99
Camden Simsbury	Charlotte	NC	1985	874	100	97%	1,001	1.15
Camden South End Square	Charlotte	NC	2003	882	299	97%	1,239	1.41
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,141	1.04
Camden Touchstone	Charlotte	NC	1986	899	132	97%	842	0.94
Total Charlotte	13	Properties		985	3,134	97%	1,081	1.10

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	96%	1,041	1.03
Camden Crest	Raleigh	NC	2001	1,013	438	95%	856	0.85
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	96%	945	0.90
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	920	0.86
Camden Manor Park	Raleigh	NC	2006	966	484	98%	941	0.97
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,031	0.97
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	812	0.84
Camden Westwood	Morrisville	NC	1999	1,027	354	95%	869	0.85
Total Raleigh	8	Properties		1,016	3,054	96%	921	0.91

TOTAL NORTH CAROLINA	21	Properties		1,001	6,188	96%	1,002	1.00

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 9/30/13

(Unaudited)							3Q13 Avg
			Year Placed	Average	Apartment	3Q13 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Amber Oaks (2)	Austin	TX	2009	862	348	98%	$910	$1.06
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	96%	1,012	1.11
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	96%	925	1.05
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,067	1.17
Camden Gaines Ranch	Austin	TX	1997	955	390	95%	1,215	1.27
Camden Huntingdon	Austin	TX	1995	903	398	95%	878	0.97
Camden Ridgecrest	Austin	TX	1995	855	284	96%	806	0.94
Camden Shadow Brook (2)	Austin	TX	2009	909	496	96%	953	1.05
Camden Stoneleigh	Austin	TX	2001	908	390	94%	1,056	1.16
Total Austin	9	Properties		901	3,030	96%	982	1.09

Camden Breakers	Corpus Christi	TX	1996	868	288	96%	1,115	1.29
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	96%	825	1.06
Camden Miramar (4)	Corpus Christi	TX	1994-2013	492	930	45%	1,120	2.28
Camden South Bay (2)	Corpus Christi	TX	2007	1,055	270	96%	1,273	1.21
Total Corpus Christi	4	Properties		687	1,832	96%	1,087	1.58

Camden Addison	Addison	TX	1996	942	456	96%	923	0.98
Camden Belmont	Dallas	TX	2010/2012	945	477	95%	1,359	1.44
Camden Buckingham	Richardson	TX	1997	919	464	96%	977	1.06
Camden Centreport	Ft. Worth	TX	1997	911	268	95%	906	0.99
Camden Cimarron	Irving	TX	1992	772	286	95%	943	1.22
Camden Design District (2)	Dallas	TX	2009	939	355	95%	1,255	1.34
Camden Farmers Market	Dallas	TX	2001/2005	932	904	93%	1,090	1.17
Camden Gardens (1)	Dallas	TX	1983	652	256	96%	655	1.01
Camden Glen Lakes	Dallas	TX	1979	877	424	96%	878	1.00
Camden Henderson	Dallas	TX	2012	967	106	97%	1,482	1.53
Camden Legacy Creek	Plano	TX	1995	831	240	96%	974	1.17
Camden Legacy Park	Plano	TX	1996	871	276	95%	1,000	1.15
Camden Panther Creek (2)	Frisco	TX	2009	946	295	97%	1,049	1.11
Camden Riverwalk (2)	Grapevine	TX	2008	982	600	95%	1,273	1.30
Camden Springs (1)	Dallas	TX	1987	713	304	97%	655	0.92
Camden Valley Park	Irving	TX	1986	743	516	96%	860	1.16
Total Dallas/Ft. Worth	16	Properties		883	6,227	95%	1,026	1.16

Camden City Centre	Houston	TX	2007	932	379	97%	1,551	1.66
Camden City Centre II	Houston	TX	2013	868	268	96%	1,617	1.86
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	96%	1,166	1.17
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	97%	1,201	1.12
Camden Grand Harbor (2)	Katy	TX	2008	959	300	97%	1,087	1.13
Camden Greenway	Houston	TX	1999	861	756	93%	1,322	1.54
Camden Heights (2)	Houston	TX	2004	927	352	97%	1,447	1.56
Camden Holly Springs	Houston	TX	1999	934	548	94%	1,127	1.21
Camden Lakemont (2)	Richmond	TX	2007	904	312	97%	986	1.09
Camden Midtown	Houston	TX	1999	844	337	96%	1,632	1.93
Camden Northpointe (2)	Tomball	TX	2008	940	384	97%	1,020	1.09
Camden Oak Crest	Houston	TX	2003	870	364	96%	979	1.12
Camden Park	Houston	TX	1995	866	288	97%	937	1.08
Camden Piney Point (2)	Houston	TX	2004	919	318	96%	1,198	1.30
Camden Plaza	Houston	TX	2007	915	271	97%	1,492	1.63
Camden Post Oak	Houston	TX	2003	1,200	356	96%	2,482	2.07
Camden Royal Oaks	Houston	TX	2006	923	236	99%	1,183	1.28
Camden Royal Oaks II	Houston	TX	2012	1,054	104	98%	1,344	1.27
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	96%	1,095	1.01
Camden Stonebridge	Houston	TX	1993	845	204	97%	977	1.16
Camden Sugar Grove	Stafford	TX	1997	921	380	97%	985	1.07
Camden Travis Street	Houston	TX	2010	819	253	97%	1,571	1.92
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,354	1.57
Camden Whispering Oaks	Houston	TX	2008	934	274	96%	1,162	1.24
Camden Woodson Park (2)	Houston	TX	2008	916	248	96%	1,049	1.15
Camden Yorktown (2)	Houston	TX	2008	995	306	95%	1,077	1.08
Total Houston	26	Properties		929	9,064	96%	1,280	1.38

Camden Braun Station (2)	San Antonio	TX	2006	827	240	97%	864	1.04
Camden Westover Hills (2)	San Antonio	TX	2010	959	288	95%	1,060	1.10
Total San Antonio	2	Properties		899	528	96%	971	1.08

TOTAL TEXAS	57	Properties		889	20,681	96%	1,135	1.28

TOTAL PROPERTIES	180	Properties		943	62,634	95%	$1,157	$1.23

(1)	Communities held for sale as of September 30, 2013.
(2)	Communities owned through investment in joint venture.
(3)	Completed communities in lease-up as of September 30, 2013 are excluded from total occupancy numbers.
(4)	Miramar is a student housing community which is excluded from total occupancy numbers.